                                                                      EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

     Set forth below are the names of subsidiaries, divisions and related organizations of ITT Industries, Inc., the respective jurisdiction in which each was organized (in the case of subsidiaries), and the name under which each does business (if other than the name of the entity itself).

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
ELECTRONIC COMPONENTS
BIW Division...................................  N/A
C & K Components, Inc. ........................  Massachusetts
C & K Components (Hong Kong), Ltd. ............  Hong Kong
C & K Components S.A. .........................  Costa Rica
C & K Holdings Inc. ...........................  Delaware
C & K Holdings (United Kingdom), Ltd. .........  United Kingdom
C & K Switches Ltd. ...........................  United Kingdom
CableCom Electronics (Shenzhen) Co., Ltd. .....  China
CableCom International Limited.................  Hong Kong
Great American Gumball Corporation.............  California        ITT Cannon Santa Clara
ITT Cannon Division............................  N/A               ITT Cannon/MobileCom,
                                                                   ITT Cannon RF Products,
                                                                   ITT Cannon Switch Products
                                                                   and Cannon SanTeh
ITT Cannon GmbH................................  Germany
ITT Cannon (Hong Kong), Ltd....................  Hong Kong
ITT Cannon International, Inc. ................  Delaware          ITT Cannon/Network
                                                                   Systems & Services
ITT Cannon Italy S.p.A. .......................  Italy
ITT Cannon, Ltd. ..............................  Japan
ITT Cannon Mexico, Inc. .......................  Delaware
ITT Cannon de Mexico S.A. de C.V. .............  Mexico
ITT Cannon Electronic (Shenzhen) Co., Ltd. ....  China
ITT Cannon (Nantong) Electronic Industry Co.,
  Ltd. ........................................  China
ITT Cannon (Nantong) Precision Mechanical
  Engineering Co., Ltd. .......................  China
ITT Cannon (Tianjin) Industrial Co. Ltd. ......  China
ITT Cannon (Xiamen) Electronic & Science
  Technology Co. ..............................  China
ITT Cannon (Xiamen) Precision Mechanical
  Engineering Co. Ltd. ........................  China
ITT Cannon (Zhenjiang) Electronics, Ltd. ......  China
ITT Datacommunications Limited.................  United Kingdom    ITT Cannon Network Systems
                                                                   & Services
ITT Industries Cannon Ltd. ....................  Hong Kong
ITT Industries S.A.S. .........................  France
ITT Industries (Tianjin) Co. Ltd. .............  China
ITT Industries Precision Engineering Pte.
  Ltd. ........................................  Singapore
ITT Industries Pte. LTD .......................  Singapore
ITT Kobay Sdn BHD..............................  Malaysia
ITT Schadow Division...........................  N/A
ITT VEAM LLC ..................................  Delaware
Man Machine Interface Division.................  N/A

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
Rudolf Schadow GmbH............................  Germany
TEC Electrical Components Group Ltd. ..........  United Kingdom
TEC Electrical Components Ltd. ................  United Kingdom
Veam S.r.l. ...................................  Italy
Veam Elektro-Anschlusstechnik GmbH.............  Germany

DEFENSE ELECTRONICS & SERVICES
Advanced Engineering & Sciences Division.......  N/A
Allen Osbourne Associates, Inc.................  California
Felec Services, Inc. ..........................  Delaware
Gilcron Corporation............................  Delaware
ITT Aerospace/Communications Division..........  N/A
ITT Advanced Imaging, Inc......................  Delaware
ITT Antarctic Services, Inc. ..................  Delaware
ITT Arctic Services, Inc. .....................  Delaware
ITT Avionics Division..........................  N/A
ITT Avionics Systems International, Inc. ......  Delaware
ITT Canadian Enterprises, Ltd. ................  Canada
ITT Commercial Services, Inc. .................  Delaware
ITT Defence Ltd. ..............................  United Kingdom
ITT Defense Division...........................  N/A
ITT Defense International, Inc. ...............  Delaware
ITT Employment and Training Systems, Inc. .....  Delaware
ITT Federal Services Arabia Ltd. ..............  Saudi Arabia
ITT Federal Services Corporation...............  Delaware
ITT Federal Services GmbH......................  Germany
ITT Federal Services International
  Corporation..................................  Delaware
ITT Federal Services International, Ltd. ......  Cayman Islands
ITT FSC Investment Corporation.................  Delaware
ITT FSC Management Corporation.................  Delaware
ITT Gilfillan Division.........................  N/A
ITT Gilfillan, Inc. ...........................  Delaware
ITT Industries Space System LLC................  Delaware
ITT Job Training Services, Inc. ...............  Delaware
ITT Night Vision Division......................  N/A
ITT Systems Division...........................  N/A
ITT Systems & Sciences Corporation.............  Delaware
K and M Electronics, Inc. .....................  Massachusetts
Research Systems, Inc. ........................  Colorado
Research Systems International France SARL.....  France
Research Systems International UK Limited......  United Kingdom
Research Systems Italia S.r.l. ................  Italy

FLUID TECHNOLOGY
AC Custom Pumps Division.......................  N/A
Anadolu Flygt Pompa Sanayi Ve Ticaret..........  Turkey
Avis Werberg GmbH..............................  Austria
BECAC, Inc.....................................  Delaware
Bombas Goulds de Argentina.....................  Argentina         Goulds

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
Bombas Goulds de Mexico .......................  Mexico            Goulds
Bombas Goulds de Venezuela, C.A. ..............  Venezuela         Goulds
Distribuidora Arbos, C.A. .....................  Venezuela
Flowtronex PSI, Inc............................  Nevada
Flygt Argentina S.A. ..........................  Argentina         Flygt
Flygt do Brazil................................  Brazil            Flygt
Flygt Chile S.A. ..............................  Chile             Flygt
Flygt Hellas S.A. .............................  Greece            Flygt
Flygt Huolto OY................................  Finland           Flygt
Flygt Korea Ltd. ..............................  Korea             Flygt
Flygt Peru S.A. ...............................  Peru              Flygt
Flygt Portugal Technologia Agua do Ambiente....  Portugal          Flygt
Flygt Pumpet OY................................  Finland
Goulds Pumps Canada, Inc. .....................  Canada            Goulds
Goulds Pumps Co., Ltd. ........................  Korea             Goulds
Goulds Pumps Delaware, Inc. ...................  Delaware          Goulds
Goulds Pumps Financial Services Ltd. ..........  Ireland           Goulds
Goulds Pumps Holdings, Inc. ...................  Delaware          Goulds
Goulds Pumps, Incorporated.....................  Delaware          Goulds
Goulds Pumps (IPG), Inc. ......................  Delaware          Goulds
Goulds Pumps (Ireland), Limited................  Ireland           Goulds
Goulds Pumps (NY), Inc. .......................  New York          Goulds
Goulds Pumps (PA), Inc. .......................  Delaware          Goulds
Goulds Pumps (Philippines), Inc. ..............  Philippines       Goulds
Goulds Pumps Polska Co. Ltd. ..................  Poland            Goulds
Goulds Pumps (TX), L.P. .......................  Texas             Goulds
Goulds Pumps World Sales (VI) Ltd. ............  Virgin Islands    Goulds
GPI Holdings, Inc. ............................  Delaware
Grindex AB.....................................  Sweden
Innotec Water Management BV....................  Netherlands
ITT Bell & Gossett Division....................  N/A               Bell & Gossett
ITT Engineered Valves Division.................  N/A
ITT Fluid Technology Asia Pte Ltd. ............  Singapore
ITT Fluid Technology Division..................  N/A
ITT Fluid Technology International, Inc. ......  Delaware
ITT Fluid Technology International Asia Pacific
  Pte Ltd. ....................................  Singapore
ITT Fluid Technology International (HK),
  Ltd. ........................................  Hong Kong
ITT Fluid Technology International Pty Ltd. ...  Australia
ITT Fluid Technology International (Thailand),
  Ltd. ........................................  Thailand
ITT Fluid Technology S.A. .....................  Chile
ITT Flygt AB...................................  Sweden            Flygt
ITT Flygt ApS..................................  Denmark           Flygt
ITT Flygt A/S..................................  Norway            Flygt
ITT Flygt BV ..................................  The Netherlands   Flygt
ITT Flygt BVBA.................................  Belgium           Flygt
ITT Flygt Corporation..........................  Delaware          Flygt
ITT Flygt GmbH.................................  Austria           Flygt

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
ITT Flygt HK Ltd. .............................  Hong Kong         Flygt
ITT Flygt Kft..................................  Hungary           Flygt
ITT Flygt Limited..............................  Australia         Flygt
ITT Flygt Lituanica............................  Lithuania         Flygt
ITT Flygt Ltd. (Ireland) ......................  Ireland           Flygt
ITT Flygt Ltd. (UK) ...........................  United Kingdom    Flygt
ITT Flygt Pumpen GmbH..........................  Germany           Flygt
ITT Flygt (PTY), Ltd. .........................  S. Africa         Flygt
ITT Flygt S.A.S. ..............................  France            Flygt
ITT Flygt SDC S.A.S. ..........................  France            Flygt
ITT Flygt S.r.l. ..............................  Italy             Flygt
ITT Flygt sp zoo...............................  Poland            Flygt
ITT Flygt (Shenyang) Pumps, Ltd................  China             Flygt
ITT Flygt Werk GmbH............................  Germany           Flygt
ITT Goulds Benelux BV..........................  The Netherlands   Goulds
ITT Grindex Pumps Division.....................  N/A
ITT Standard Division (Heat Transfer)..........  N/A
ITT Hengtong Advanced Water Treatment
  (Shanghai) Co. Ltd...........................
ITT Industrieholding GmbH & Co. Kg.............  Germany
ITT Industries Holding AB......................  Sweden
ITT McDonnell & Miller Division................  N/A               McDonnell & Miller
ITT Pure Flo Co., Ltd. ........................  United Kingdom
ITT Sanitaire, Ltd.............................  United Kingdom
ITT Water Technology Holdings, Inc. ...........  Delaware
ITT Water Technology, Inc. ....................  Delaware
ITT Water Technology, Inc. (Canada)............  Canada
ITT Water Technology International, Inc. ......  Delaware
ITT Water Technology Mexico....................  Mexico
ITT Wellpoint S.r.l............................  Italy
Lowara Deutschland GmbH........................  Germany           Lowara
Lowara France S.A.S. ..........................  France            Lowara
Lowara (Ireland) Limited.......................  Ireland           Lowara
Lowara Nederland BV ...........................  The Netherlands   Lowara
Lowara Portugal................................  Portugal          Lowara
Lowara S.r.l. .................................  Italy             Lowara
Lowara UK Limited..............................  United Kingdom    Lowara
McIntyre Industrial............................  Canada
Nanjing Goulds Pumps Ltd. .....................  China             Goulds
OY Flygt Nova AB...............................  Finland           Flygt
PCI Membrane Inc...............................  Delaware
Portacel, Inc..................................  Delaware
PT Sam McCoy...................................  Indonesia
Pure-Flo MPC, LLC..............................  Delaware
Pumpenfabrik Ernst Vogel GmbH..................  Austria           Vogel
Robot Pumps BV.................................  Netherlands
Robot Pumps LLC................................  Delaware
Sam McCoy Engineering Pte Ltd. ................  Singapore

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
Sam McCoy Engineering SDN BHD..................  Malaysia
Sam McCoy Manufacturing SDN BHD................  Malaysia
Sanitaire Division.............................  N/A               Sanitaire
Shanghai Goulds Pumps Co. Ltd. ................  China
SRP Acquisition Corp...........................  Delaware
Trailigaz Ozone S.A.S. ........................  France
Tecnicas de Filtracion Bombeo S.A. ............  Spain
Trimate Industries Ltd. .......................  New Zealand
Vogel Pumpen Drv...............................  Hungary
WEDECO AG Water Technology.....................  Germany
WEDECO AVP Pty Ltd.............................  Australia
WEDECO B.V. ...................................  The Netherlands
WEDECO Kangda Water Technology Co. Ltd. .......  China
WEDECO Katadyn AG..............................  Switzerland
WEDECO Katadyn France S.A. ....................  France
WEDECO Kft.....................................  Hungary
WEDECO Ozotech Ltd. ...........................  United Kingdom
WEDECO Puro S.r.l. ............................  Italy
WEDECO Rex S.A. ...............................  France
WEDECO Sung Jin Ltd. ..........................  South Korea
WEDECO Tecnologie Acque S.r.l. ................  Italy
WEDECO Technologie Ochrony.....................  Poland
WEDECO Umwelttechnologie GmbH..................  Germany
WEDECO UV-Systems PLC..........................  United Kingdom
WEDECO Visa Water Technology GmbH..............  Austria
WEDECO Water Technology Ltd. ..................  New Zealand

MOTION & FLOW CONTROL
AGJ Holding AB.................................  Sweden
A.G. Johansons Metallfabrik AB.................  Sweden
Flojet Division................................  N/A
Flojet (Europe) Limited........................  England
Fulton-Rohr GmbH & Co. KG .....................  Germany
Hisan do Brasil LTDA...........................  Brazil
Hisan, Inc. ...................................  Michigan
Hisan of Canada, Ltd. .........................  Canada
Hydro Air Industries Division..................  N/A
ITT Aerospace Controls Division................  N/A
ITT Automotive Europe Beteiligungs GmbH........  Germany
ITT Automotive Europe GmbH & Co. KG............  Germany
ITT Automotive Fluid Handling Systems,
  S.A. de C.V. ................................  Mexico
ITT Automotive, Inc. ..........................  Delaware
ITT Conoflow Division..........................  N/A
ITT Fluid Handling Systems Czech Republic
  SRO..........................................  Czech Republic
ITT Fluid Handling Systems GmbH & Co. KG.......  Germany
ITT Industries Fluid Handling Systems do Brasil
  Limitada.....................................  Brazil
ITT Industries Friction, Inc. .................  Delaware
ITT Industries Friction Products S.r.l. .......  Italy

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
ITT Industries Galfer S.r.l. ..................  Italy
ITT Koni America LLC...........................  Delaware
ITT Industries Vermoegensverwaltungs GmbH......  Germany
ITT Jabsco Division............................  N/A               Jabsco
ITT Pure-Flo (UK), Ltd. .......................  United Kingdom
ITT Specialty Products Division................  N/A
Jabsco GmbH....................................  Germany           Jabsco
Jabsco Marine Italia S.r.l. ...................  Italy
Koni B.V. .....................................  The Netherlands   Koni
Koni France SARL ..............................  France            Koni
NHK Jabsco.....................................  Japan             Jabsco
Rule Industries, Inc. .........................  Massachusetts     Rule

OTHER
Admiral Corporation............................  Florida           Admiral
Bolton Insurance Company.......................  New York
Carbon Industries, Inc. .......................  West Virginia     Carbon
Carbon Fuel Company............................  West Virginia
Computer & Equipment Leasing Corporation.......  Wisconsin
Corporp A&F, Inc. .............................  Delaware
Howard Corporation.............................  North Carolina
International Standard Electric Corporation....  Delaware
ITT AES Enterprises, Inc. .....................  Delaware
ITT Asset Management, Inc. ....................  Delaware
ITT Automotive Enterprises, Inc. ..............  Delaware
ITT Benefits Management, Inc. .................  Delaware
ITT Canada Company.............................  Nova Scotia
ITT Canada Finance L.P. .......................  Canada
ITT Community Development Corporation..........  Delaware
ITT Delaware Investments, Inc. ................  Delaware
ITT German Holding BV..........................  Germany
ITT Gesellschaft fur Beteiligungen mbH.........  Germany
ITT Industriebeteiligungsgesellschaft mbH......  Germany
ITT Industries Global SARL.....................  Luxembourg
ITT Industries (China) Investment Company,
  Limited......................................  China
ITT Industries German Holding GmbH.............  Germany
ITT Industries Holding SARL ...................  Luxembourg
ITT Industries Italia Holdings S.r.l. .........  Italy
ITT Industries Investment Ltd. ................  Barbados
ITT Industries Investment SARL.................  Luxembourg
ITT Industries Limited.........................  United Kingdom
ITT Industries Luxembourg SARL ................  Luxembourg
ITT Industries GmbH............................  Germany
ITT Industries Management GmbH.................  Germany
ITT Industries SARL ...........................  Luxembourg
ITT Industries UK Holdings Ltd. ...............  United Kingdom
ITT Industries World Sales Limited.............  Bermuda
ITT Industries of Canada Ltd. .................  Canada

                                                 JURISDICTION IN        NAME UNDER WHICH
                     NAME                        WHICH ORGANIZED         DOING BUSINESS
                     ----                        ---------------        ----------------
ITT Manufacturing Enterprises, Inc. ...........  Delaware
ITT Remediation Management, Inc................  Delaware
ITT Resource Development Corporation...........  Delaware
ITT Transportation Distribution Services
  Division.....................................  N/A
Kentucky Carbon Corporation....................  West Virginia
Paul N. Howard Company.........................  North Carolina
Sunsport Recreation, Inc. .....................  Florida
Winifrede Railroad Corporation.................  West Virginia
138197 Canada Limited..........................  Canada
3099415 Canada, Inc. ..........................  Canada

---------------
Note: The names of certain subsidiaries have been omitted since, considered in the aggregate, they would not constitute a "significant subsidiary" as of the end of the year covered by this report.